UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2013

PACIFIC GREEN TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54756	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5205 Prospect Road, Suite 135-226, San Jose, CA	95129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 538-3373

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)           Previous independent registered public accounting firm

(i)	On July 16, 2013, Pacific Green Technologies Inc. (“our company”) formally informed MNP LLP of their dismissal as our company’s independent registered public accounting firm.

(ii)
The reports of MNP LLP on our company’s consolidated financial statements as of and for the fiscal year ended March 31, 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the fiscal year ended March 31, 2013, and through July 22, 2013, there have been no disagreements with MNP LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MNP LLP would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)
The Company has requested that MNP LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  The Letter of MNP LLP is incorporated into this report as Exhibit 16.1.

(b)           New independent registered public accounting firm

(i)
On July 22, 2013, our company engaged Saturna Group Chartered Accountants LLP as its new independent registered public accounting firm.  During the two most recent fiscal years and through July 22, 2013, our company had not consulted with Saturna Group Chartered Accountants LLP regarding any of the following:

(ii)	The application of accounting principles to a specific transaction, either completed or proposed;

(iii)
The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that Goldman Accounting Services concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iv)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter from MNP LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC GREEN TECHNOLOGIES INC.
/s/ Jordan Starkman
Jordan Starkman
President and Director
Date: July 26, 2013